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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        DATE OF REPORT (Date of earliest event reported): March 28, 2000
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                             THE NETPLEX GROUP, INC.
             (Exact name of registrant as specified in its charter)
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         New York                       1-11784              11-2824578
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

           1800 Robert Fulton Drive, Suite 250, Reston, Virginia 20191
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703) 716-4777
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ITEM 5. OTHER EVENTS.

      Private Placement

            On March 28, 2000, the Company entered into a Securities Purchase Agreement (the "Agreement")(attached hereto as Exhibit 4.1), by and among the Company and the buyers named therein (the "Buyers"). In connection with the Agreement, the Board of Directors of the Company authorized a new series of its preferred stock, par value $0.01 per share, designated "Series D Convertible Preferred Stock" (the "Preferred Stock"). Pursuant to the Agreement, and in exchange for the aggregate payment of $10,000,000, the Buyers purchased 10,000 shares of Preferred Stock from the Company. In consideration for their payment above, and pursuant to the terms of certain Warrant Agreements, dated as of March 29, 2000 (a form of which is attached hereto as Exhibit 4.2) between each of the Buyers and the Company, the Buyers also received, in the aggregate, warrants (the "Warrants") exercisable for a certain number of shares of common stock, par value $0.001 of the Company (the "Common Stock"), the number of shares and the exercise price per share to be determined as of a future date in accordance with the terms of the Agreement. The Warrants are exercisable for a period of three years.

      In addition, the Buyers have a call option to purchase, for an aggregate consideration of $5,000,000, an additional 5,000 shares of the Preferred Stock, and to receive additional Warrants, if certain events do not occur by August 1, 2000. The number of shares issuable under the Warrants and the price per share will be determined as of a future date in accordance with the terms of the Agreement.

      Subject to the terms of the Company's Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment"), as filed with the Department of State of the State of New York on March 28, 2000 (attached hereto as Exhibit 3.1), the Preferred Stock is convertible, in accordance with the then applicable conversion rate, as detailed in the Certificate of Amendment, into shares of Common Stock at the option of the holders thereof, at any time from the date of issuance. The Preferred Stock is mandatorily convertible by the Company two years and forty-five days from the date of issuance. The Preferred Stock shall bear cumulative dividends at a rate of seven percent (7%) per annum and be payable quarterly, beginning on the first day of the calendar quarter subsequent to the date of issuance. Subject to the terms of the Certificate of Amendment, dividends may be paid in cash or shares of Common Stock, at the option of the Company. Upon the occurrence of certain triggering events, as contained in the Certificate of Amendment, the holders of Preferred Stock shall have the right to require the Company to redeem all or a portion of such holder's Preferred Stock, at such price, subject to adjustment, as contained in the Certificate of Amendment. The holders of Preferred Stock shall also be entitled to certain preferred status, vis a vis other series or classes of securities of the Company, in connection with any liquidation, dissolution or winding up of the Company. The rights, preferences and privileges of the Preferred Stock are more fully described in the Certificate of Amendment and the brief summary above is qualified in its entirety by reference thereto.

      The Company and the Buyers also entered into a Registration Rights Agreement, dated as

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of March 28, 2000 (the "Registration Rights Agreement") (attached hereto as
Exhibit 4.3), pursuant to which the Company has agreed to prepare and file a registration statement on Form S-3, or such other form for registration in the event that use of Form S-3 is unavailable to the Company. The Company has agreed to prepare a registration statement covering the resale of the Common Stock of the Company, underlying the Buyers' Preferred Stock and the Warrants, and issuable therefor in accordance with the conversion and exercise of such securities, respectively. In the event that the Company is unable to comply with the timing requirements associated with its required registration of Common Stock, the Company may be subject to cash penalties as set forth in the Registration Rights Agreement, in connection with its delay. Subject to the terms of the Registration Rights Agreement, all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with the registration, filing or qualification of the Common Stock underlying the Preferred Stock and Warrants, including listing, accounting, printing and attorney's fees, shall be paid by the Company.

      The offer and sale of the above-mentioned securities is made in reliance upon a safe harbor from applicable federal registration requirements, as provided by Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

      The Company has described the events set forth herein in a press release dated March 28, 2000 (attached hereto as Exhibit 99.1).

      Additional Information

      The Company also agreed to file with this 8-K a copy of certain agreements that the Company entered into with The Zanett Securities Corporation and two investors. Attached as Exhibits hereto are the form of Prepaid Warrants issued to the Zanett investors, the form of Incentive Warrants issued to the Zanett investors and certain principals of The Zanett Securities Corporation, and the Amended and Restated Placement Agency Agreement between The Zanett Securities Corporation and the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

3.1 Certificate of Amendment to the Company's Certificate of Incorporation, as filed with the Secretary of State of the State of New York on March 28, 2000.

4.1 Securities Purchase Agreement, dated as of March 28, 2000, by and among the Company and the Buyers.

4.2 Form of Warrant Agreement, dated as of March __, 2000, by and between the Company and each of the Buyers.

4.3   Registration Rights Agreement, dated as of March 28, 2000, by and among the Company and the Buyers.
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4.4   Form of Prepaid Common Stock Purchase Warrant, dated as of March __, 2000, by and between the Company and each of the Holders.

4.5 Form of The Netplex Group, Inc. Incentive Stock Purchase Warrant, dated as of March __, 2000, by and between the Company and each of the holders.

99.1  Press Release of the Company dated March 28, 2000.

99.2 Amended and Restated Placement Agency Agreement, dated March 22, 2000, by and between the Company and The Zanett Securities Corporation.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE NETPLEX GROUP, INC.
                                 (Registrant)


Date: March 31, 2000            By: /s/ Gene F. Zaino
                                    -------------------------------------
                                    Name: Gene F. Zaino
                                    Title:   Chairman of the Board and President